NUMBER                               [SEAL]                           SHARES

                        ELCOM TECHNOLOGIES CORPORATION
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
                AUTHORIZED SHARES 20,000,000 WITHOUT PAR VALUE


This Certifies that      VOID                                            is the
                   -----------------------------------------------------
                              (SEE REVERSE FOR CERTAIN DEFINITIONS)

owner of             VOID
        ------------------------------------------------------------- Shares of

                        ELCOM TECHNOLOGIES CORPORATION

full paid and non-assessable transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its, duly authorized officers and its Corporate Seal to be hereunto affixed

          this______________day                    of_______________A.D. 19_____


____________________________                           _________________________
               SECRETARY                                            PRESIDENT

  M. BURR KEIM. PHILA

     NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHARGE WHATEVER.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-as tenants in common                       UNIF GIFT MIN ACT--..............Custodian.............under
     TEN ENT-as tenants by the entireties                                     (Cust)                 (Minor)
     JT TEN-as joint tenants with right of                                 Uniform Gifts to Minors Act.....................
     survivorship and not as tenants in common                                                                 (State)
                                 Additional abbreviations may also be used though not in the above list.

For Value Received---hereby self assignment and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

-------------------------------------- ________________________________________
_______________________________________________________________________________
Shares represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
     Dated_____________________19___

          In presence of   ____________________________________
_____________________________